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                                                            EXHIBIT 10.60


                    Amendment No. 2 to Employment Agreement
                Nancy Morris and Celadon Trucking Services, Inc.

     Paragraph 3 of this employment agreement dated January 13, 1997 has been amended to increase the annual base salary of Ms. Morris to $130,000, effective July 1, 1998.

     Signed this 5th day of May, 1998.

/s/ Stephen Russell                                    /s/ Nancy Morris
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Chairman                                               Nancy Morris